UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 26, 2008

ROMA FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

United States	0-52000	51-0533946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Route 33, Robbinsville, New Jersey	08691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(609) 223-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant is filing this Current Report on Form 8-K to report the issuance of a press release on March 26, 2008 announcing the Board of Directors' declaration of a quarterly cash dividend of $0.08 per share representing an increase of $0.02 or 33.3% over the previous quarter’s cash dividend. A copy of the press release is included with this Form 8-K as an exhibit and is incorporated into this item by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99	Press Release, dated March 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMA FINANCIAL CORPORATION
Date: March 26, 2008	By:	/s/ Margaret T. Norton
Margaret T. Norton Senior Vice President and Corporate Secretary